                                                                      EXHIBIT 99


================================================================================

     Georgia-Pacific                                             [LOGO]





================================================================================

                                  Danny Huff
                       Executive Vice President and CFO
                          2000 Chase Bond Conference
                               November 15, 2000

  Safe harbor

================================================================================
     This presentation contains certain "forward-looking statements" within the meaning of federal securities laws about our financial condition, results of operations and business.

          You can find many of these statements by looking for words such as "believes", "expects," "anticipates", "estimates", or similar expressions used in this presentation.

          These forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause our actual results, performance or achievements to be materially different from our assumptions about future results, performance or achievements expressed or implied by us in those statements.

          Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation.

          The cautionary statements contained or referred to in this section should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We undertake no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. We discuss many of the assumptions in our filings with the SEC and you should review them.
======================================================= Georgia-Pacific   [LOGO]

  Agenda
================================================================================

     [_] Strategic Overview

     [_] Acquisition of Fort James to create a global tissue leader

     [_] Spin-off/merger of TGP to unlock share value

     [_] Financial Overview

     [_] Summary


======================================================= Georgia-Pacific   [LOGO]

================================================================================


                              Strategic Overview


================================================================================

================================================================================


     Georgia-Pacific is transforming its business portfolio to improve investor
                                                               ----------------
     returns by moving up the value chain to higher margin businesses that are
     -------                                 ------------------------
     closer to the customer and which provide more stable, predictable and
     ----------------------                        ------------------------
     greater cash flow. We are convinced that our actions will leverage our
     -----------------
     strengths and improve our platform for profitable growth.
                                            -----------------

======================================================= Georgia-Pacific   [LOGO]

  Guiding Principles Of Our Strategy Process
================================================================================


     [_] Focus on returns to investors

     [_] Fact based/objective analysis: dispelling industry myths

     [_] Consistently apply a rigorous analytical approach across all business units

     [_] Considers business and financial risk of each business independently... and jointly.



======================================================= Georgia-Pacific   [LOGO]

Understanding The Risk/Return Characteristics Of Each BU Is Key To Our Transformation.

ILLUSTRATIVE
                     Understand Range of Probable Outcomes
                             For Key Value Drivers


                         2000    2001    2002    2003    2004    2005
                         ----    ----    ----    ----    ----    ----
Price Bandwidth
  Real Price $/Ton      58-72   56-78   54-79   50-84   48-86   40-92


Break-even Market Price Level to Meet BU COC = $84/ton


ILLUSTRATIVE
                          Rank Order of BU Markets by
                           Average COC over a Cycle

                     BU2      BU7       BU5     BU10     BU1     BU9      BU8     BU11    BU3     BU4     BU6
                   ------   -------   ------   ------   -----   ------   -----   -----   -----   -----   -----
Expected Value
  of ROC (Range
  of Potential
  Outcomes)        9%-13%   10%-12%   7%-14%   7%-11%   8%-9%   7%-10%   4%-8%   3%-7%   4%-5%   1%-8%   2%-5%

A Portfolio Approach To Our Businesses
================================================================================

                    Current Mix    Exit Market    Grow Market    New Market
                    -----------    -----------    -----------    ----------

                       ------         ------         ------        ------
                ---     BU 1           BU 1           BU 1          BU 1
               |       ------         ------         ------        ------
               |       ------            |           ------        ------
    Existing BU|        BU 2             |            BU 2          BU 2
      Markets  |       ------            |           ------        ------
               |         |               |              |             |
               |      -------         -------        -------       -------
                ---    BU 12           BU 12          BU 12         BU 12
                      -------         -------        -------       -------
                                                                   -------
                                                                    BU 13
                                                                   -------
     Portfolio
     Synergies        Current        Reduced          High          High

   Portfolio Risk     Current          Low          Moderate        High



================================================== Georgia-Pacific        [LOGO]

  Summary Of Initial Transactions To Achieve Transformation
================================================================================

     [_] Fort James

             }  Step-change in G-P's portfolio

             }  Creates world's largest tissue company

             }  Expands one of the greatest core-competencies of G-P

     [_] The Timber Company

             } Reinforces image of breaking from conventions of forest products industry myths

             }  Creates tremendous value for Timber Company shareholders

     [_] Coming Divestitures

================================================== Georgia-Pacific        [LOGO]

  The Timber Company Transaction
================================================================================



          [_] A decisive move de-bunking decades of industry conventional wisdom.

          [_] A first move - not only in G-P's transformation but the potential transformation of the industry.

          [_]  A clear creation and delivery of value previously unrecognized.


================================================== Georgia-Pacific        [LOGO]

  Coming Divestitures - A Key Step
================================================================================


          [_] We are actively pursuing divestitures in commodity and non-strategic businesses.

                  } Pulp

                  } Chemicals

                  } Others

          [_] These sales will enhance our earnings stability and predictability while generating cash to pay down debt.


================================================== Georgia-Pacific        [LOGO]

  These Transactions Lay The Foundation For Our Future Success
================================================================================


          [_] Increasing the importance of higher-margin, value-added businesses.

          [_] Reducing our dependency on undifferentiated commodities.

          [_] Generating more stable and predictable cash flow.

          [_] Continuing G-P's historic financial discipline.


================================================== Georgia-Pacific        [LOGO]

  How Are We Going To Promote Value Added Activity?
================================================================================

            ----------------------------------------------------------------
                 We are focusing management on value-added products and
                          services driven by customer needs...
            ----------------------------------------------------------------

              -----------------------------  -----------------------------
                         From...                          ...To
              -----------------------------  -----------------------------

               .  Selling undifferentiated    .  Marketing value-added
                  commodities                    products and services
              -----------------------------  -----------------------------

               .  Competing in highly         .  Participating in less
                  fragmented industry            fragmented businesses
                  segments
              -----------------------------  -----------------------------

               .  Operating asset-            .  Combining operational
                  based businesses               excellence with
                  competing primarily            customer intimacy to
                  on price                       expand points of
                                                 differentiation
              -----------------------------  -----------------------------

               .  Owning businesses           .  Focusing on finished-
                  across the entire              product end of the
                  value chain                    value chain
              -----------------------------  -----------------------------


            ----------------------------------------------------------------
             ... to decrease volatility and increase quality of cash flows
            ----------------------------------------------------------------

================================================== Georgia-Pacific        [LOGO]

   Moving Forward In The Value Chain
================================================================================

   From... competing as a leader in operational excellence focusing on the commodity area of the value chain

     -----------------------------------------------------------------------
       Timber  >     Raw     >  Intermediate  >  Value Add/  >  Distribution
                  Materials       Products       Converting
     -----------------------------------------------------------------------
                               -----------------
                                 Domtar Gypsum
                               -----------------
     ----------------------------------------------------------------------

   To... leveraging operational excellence and moving closer to the customer by providing increasingly differentiated, customer-focused products and services

     -----------------------------------------------------------------------
       Timber  >     Raw     >  Intermediate  >  Value Add/  >  Distribution
                  Materials       Products       Converting
     -----------------------------------------------------------------------
      ---------------------- -------------------------------  -----------
       Timber Letter Stock    Potential Future Divestitures    Unisource

                                              -------------------
                                                Wisconsin Tissue
                                              -------------------
                                          -----------------------
                                               Fort James
                                          -----------------------
     ----------------------------------------------------------------------

                                Migration Path   >

==================================================== Georgia-Pacific      [LOGO]

  Approach To Operating Excellence
================================================================================


     [_]  We will continue to be recognized for manufacturing excellence.

     [_]  We will run to demand and not build inventories.

     [_]  We will become more "customer centric."

     [_] We will differentiate our company, products and services, and enhance our brand offerings.

     [_]  We will grow with our key customers.



==================================================== Georgia-Pacific      [LOGO]

  These Key Moves Are Part Of A Transformation Towards:
================================================================================



     [_]  Generating more stable and predictable cash flow and earnings

     [_]  Achieving higher levels of cash flow

     [_]  Focusing on growth in value through improving the portfolio of assets

             } well-timed acquisitions and divestitures

             } continued capital discipline

             } improving returns while reducing risk


==================================================== Georgia-Pacific      [LOGO]

================================================================================


                            Fort James Acquisition

================================================================================

  Georgia-Pacific Tissue Business Success
================================================================================

     [_] Since 1988 G-P's tissue business has grown to become

            } Number 2 Bath Tissue in the US - Angel Soft/MD

            } Number 3 Paper Towel in the US - Sparkle

            } The third largest tissue producer in North America

     [_] Over the past seven years G-P's tissue business has...

            } Grown in both case volume and dollar volume in excess of the market

            } Grown EBITDA at a 16.7% CAGR

            } Averaged 16% ROCE.


==================================================== Georgia-Pacific      [LOGO]

  G-P's History Of Innovation
================================================================================

     [_]  Georgia-Pacific was the 1st to introduce:

             }  10 Roll Multipack BathTissue-Growth Segment

             }  Printed Bath Tissue-Aesthetic appeal

             }  3 Roll Paper Towel-Growth Segment

             }  High Count Napkins-Growth Segment

             }  A "Health" related brand platform

             }  Aromatherapy Antibacterial Liquid Hand Soap



==================================================== Georgia-Pacific      [LOGO]

    G-P Brand Initiatives
    1997-2000
================================================================================

    [_]  Relaunched Sparkle(R) Paper Towels-April `98/July `99

    [_]  Launched G-P Health Smart(TM) Platform-October `98

            }  Comprehensive strategic brand platform

    [_]  Launched Pacific Garden(R) Liquid Hand Soap-May `99

    [_]  Relaunched Angel Soft(R) & MD(R) Bath Tissue-May `00

    [_]  Launched G-P Corporate Brand Initiative-May `00

    [_]  Relaunched Coronet(R) Bath Tissue-July `00

    [_]  Relaunched Sparkle(R) Napkins-July `00



==================================================== Georgia-Pacific      [LOGO]

             G-P Growth Exceeds Industry Growth Rates
================================================================================

                    CASE VOLUME GROWTH

                          1996    1997    1998    1999   2000 OL
G-P Volume Growth         5.8%    11.5%   4.9%    8.6%    6.6%
Industry Volume Growth    2.3%     6.7%   1.6%    3.5%    5.9%


                    DOLLAR SALES GROWTH

                          1996    1997    1998    1999   2000 OL
G-P $ Growth              13.2%   6.9%    5.6%    5.9%    7.4%
Industry $ Growth          8.5%   3.7%    3.0%    2.5%    6.9%


====================================================== Georgia-Pacific    [LOGO]

Source: AGNielsen

  Profitable Growth For G-P's Tissue Business
================================================================================

   ---------------------------------------------------------
              Sales Volume Growth -- Consumer
   ---------------------------------------------------------
   1994     1995     1996     1997     1998    1999    2000E
   5.1%     6.7%      9.1%    7.3%     9.5%    7.6%    3.5%




   ---------------------------------------------------------
               Sales Volume Growth -- AFH(1)
   ---------------------------------------------------------
   1994     1995     1996     1997     1998    1999    2000E
   -3.9%    17.1%   -13.9%    7.3%     6.0%    48.2%   102.4%




   ---------------------------------------------------------
                       EBITDA Growth*(2)
   ---------------------------------------------------------

                        7-yr CAGR 15.3%

   1994     1995     1996     1997     1998    1999    2000E
   99.2     110.9    186.7    157.8    150.0   157.8   270.3

*   Indexed base year = 1993



   ------------------------------------------------------------------------
           G-P's Tissue has averaged 16% ROCE over the past 8 years
   ------------------------------------------------------------------------
(1) The Away From Home business includes the Wisconsin Tissue operations beginning in fourth quarter 1999. Prior to 1997, growth was constrained by paper availability.

(2) Tissue industry pricing peaked in 1996, and gradually declined over the next 3 years due to continued weak pulp markets. Steady financial results were achieved in spite of these price declines.


====================================================== Georgia-Pacific    [LOGO]

  Tissue Products - Attractive Pricing Dynamics
================================================================================


PPI 1982 = 100

                                1975   1976   1977   1978   1979   1980   1981   1982   1983   1984   1985   1986
PPI Sanitary Tissue Products      51     52     60     70     76     88     96     96     87     97     86     85
PPI Papermaking Pulp              75     75     75     73     76     90     99    100     95    100    101    101




                                1987   1988   1989   1991   1992   1993   1994   1995   1996   1997   1998   1999
PPI Sanitary Tissue Products     101    102    104    110     99    100     84    110    100    102    102     98
PPI Papermaking Pulp             101    133    140    135    112    111    110    135    200    150    148    147

Source: Bureau of Labor Statistics.

====================================================== Georgia-Pacific    [LOGO]

  An Unmatched Brand Portfolio
================================================================================


                     [LOGO of Coronet]          [LOGO of Dixie]

                             [LOGO of Sparkle]

                                   [LOGO of Brawny]

           [LOGO of QUILTED NORTHERN]           [LOGO of Mardi Gras]

              [LOGO of Soft'n Gentle]         [LOGO of Vanity Fair]


====================================================== Georgia-Pacific    [LOGO]

     Overview Of Fort James Acquisition
================================================================================

     [_] Results of strategic analysis, recent stock price performance of Fort James and success with the Wisconsin Tissue integration led to our initiation of this transaction

     [_] Subsequent discussions resulted in a reasonable price at an attractive time

     [_]  Cash accretive across the cycle

     [_]  Substantial synergies reach full run rate by year-end 2002

     [_]  Best management will run the new business

========================================================= Georgia-Pacific [LOGO]

     Company Overview
================================================================================

                                             ---------------------------------
                                                  2000E Revenue Breakdown
                                             ---------------------------------

                                                  Dixie               11%
     [LOGO OF FORT JAMES]
                                                  Papers & Fiber      12%

                                                  Europe Tissue       24%

                                                  North America
                                                  Tissue              53%
                                             ---------------------------------

---------------------------------            ---------------------------------
         2000E Statistics*                               Strengths
---------------------------------            ---------------------------------
    ($ in Billions)                          [_]  Leading brand names

    Sales             $   7.1                [_]  Established market position
    EBITDA            $   1.4
      % Margin           20.0%               [_]  Low cost producer
    EBIT              $   0.9
      % Margin           13.2%               [_]  Innovative products
---------------------------------            ---------------------------------

     * Source: Wall Street equity research.

========================================================= Georgia-Pacific [LOGO]

     Company Overview
================================================================================

                                             ---------------------------------
                                                  2000E Revenue Breakdown
                                             ---------------------------------
                                             Paper Distribution            31%

                                             Building Products             17%

   Georgia-Pacific        [LOGO]             Tissue                         7%

                                             Pulp & Paper                  13%

                                             Building Products
                                             Distribution                  21%

                                             Containerboard & Packaging    11%
                                             ---------------------------------

---------------------------------            ---------------------------------
         2000E Statistics*                               Strengths
---------------------------------            ---------------------------------
   ($ in Billions)                           [_]  Experienced and proven
                                                  management team
   Sales                 $  21.5
                                             [_]  Strong operating track
   EBITDA                $   2.9                  record
    % Margin                13.4%
                                             [_]  Proven ability to integrate
   EBIT                  $   2.0                  acquisitions
    % Margin                 9.3%
---------------------------------            ---------------------------------

     * Source: Wall Street equity research.

========================================================= Georgia-Pacific [LOGO]

     Pro Forma Business Mix
================================================================================

     ====================================================================
                    Mix shifts towards businesses with more
                      predictable earnings and cash flow
     ====================================================================

-------------------------------------        -----------------------------------
    Georgia-Pacific - Standalone*                Georgia-Pacific - Pro Forma
-------------------------------------        -----------------------------------

        Total EBIT = $2.0B                          Total EBIT = $2.9B

Paper Distribution                 9%        Paper Distribution              7%

Building Products Distribution     3%        Dixie                           4%

Tissue                            11%        Containerboard & Packaging     16%

Pulp & Paper                      19%        Pulp & Paper                   16%

Building Products                 36%        North America Tissue           26%

Containerboard & Packaging        22%        Building Products
                                             Distribution                    2%

                                             Europe Tissue                   4%

                                             Building Products              25%

   Tissue represents 11% of EBIT                 Tissue represents 30% of EBIT
-------------------------------------        -----------------------------------

     * Source: Wall Street equity research.

========================================================= Georgia-Pacific [LOGO]

     Management Team
================================================================================

     [_]  Management team in place have:

          }    strong operating track record

          }    delivered synergies at Wisconsin Tissue

     [_]  Financial management of Georgia-Pacific remains in place

     [_]  Continuity of management in European Tissue and Dixie

========================================================= Georgia-Pacific [LOGO]

     Summary Of Fort James Acquisition
================================================================================

     [_] Major step in the transformation of Georgia-Pacific towards higher value-added business with more stable and predictable earnings and cash flow

     [_]  Fort James' business mix is a good strategic fit

     [_] Fort James' strong brand names move Georgia-Pacific closer to the customer

     [_]  Acquisition at a reasonable price at an attractive time

     [_]  Synergies reach full run rate by year-end 2002

     [_]  Cash accretive across the cycle

     [_]  Best management team running the new business

========================================================= Georgia-Pacific [LOGO]

================================================================================


                               The Timber Company


================================================================================

     Separation Of The Timber Company Has Been An Operational Success
================================================================================

     [_]  "Win-Win" for G-P and TGP

          } G-P Group has new sources of timber and is doing a better job at procuring wood at the lowest possible cost

          } Separation has uncovered true operating performance of manufacturing without subsidies

          } TGP has been able to opportunistically time the sale of timberlands, realizing the highest possible value

     [_]  TGP's value has not been fully reflected in the stock in our opinion

     [_] The potential next logical step is a total spin-off with a corresponding $1 Bn reduction in corporate debt.

========================================================= Georgia-Pacific [LOGO]

     The Spin-off Of TGP Will Not Disrupt G-P's Timber Supply
================================================================================

     [_]  Over 80% of G-P's timber is from other sources

               Sourced from TGP         17%


                                             83%       Sourced from 3rd Parties

     [_] Supply agreements will cover all the G-P facilities that significantly rely on The Timber Company furnish

     [_] Only 6 sawmills and 4 panel plants derive more than 25% of their furnish from TGP lands

========================================================= Georgia-Pacific [LOGO]

     Impact On Georgia-Pacific Group
================================================================================

     [_]  Consistent with move away from raw material commodity-based business

     [_]  G-P maintains access to the timber at market prices (supply agreement)

     [_]  Reduce Corporate Debt by approximately $1 billion

========================================================= Georgia-Pacific [LOGO]

================================================================================


                              Financial Overview


================================================================================

================================================================================

     Georgia-Pacific believes that the key to creating long-term investor wealth is maximizing discretionary cash flow and reinvesting in attractive growth
        ----------------------------------
     opportunities. By managing our operations for maximum cash flow, minimizing our cost of capital through consistent capitalization policies and
                                 ----------------------------------
     thoughtfully deploying cash from these sources, we expect to generate
                                                     ---------------------
     significant discretionary cash flow in all market conditions.
     ------------------------------------------------------------

================================================================================

     Financial Objectives
================================================================================

     [_]  Generate excess cash in all markets to retire debt to target level.

     [_]  Continue capital spending discipline

     [_]  Enhance predictability of earnings

     [_]  Exhibit financial discipline in all acquisitions

     [_]  Achieve operational efficiencies/realize synergies

     [_] Maintain target debt level and investment grade credit ratings to minimize cost of capital

========================================================= Georgia-Pacific [LOGO]

     2000E Pro Forma Financials
================================================================================
     ($ in Billions)

                         -----------------  -----------------  -----------------
                          Georgia-Pacific       Fort James       Combined/(a)/
                         -----------------  -----------------  -----------------

     Sales                     $  21.5           $   7.1            $  28.6

     EBITDA                    $   2.9           $   1.4            $   4.3
       % Margin                   13.4%             20.0%              15.0%

     Operating Profit          $   2.0           $   0.9            $   2.9
       % Margin                    9.3%             13.2%              10.2%

                         -----------------  -----------------  -----------------

     *Source: Wall Street equity research
     (a) Represents a simple summation and does not include synergies and pro forma adjustments

========================================================= Georgia-Pacific [LOGO]

     Pro Forma Financials
================================================================================
     ($ in Billions)

                      --------------------  -----------------   ----------------
                      Georgia-Pacific/(a)/   Fort James/(a)/     Pro Forma/(b)/
                      --------------------  -----------------   ----------------

     Assets                  $  15.6             $   7.1             $ 29.6

     Debt                    $   6.1             $   3.5             $ 16.0

     Common Equity           $   3.9             $   1.0             $  5.4

     Debt/Total Cap             61.2%               77.3%              74.6%

     Debt/EBITDA  (c)            2.3x                2.6x               4.0x

     Int. Coverage (c)           5.7x                5.8x               3.2x
                      --------------------  -----------------   ----------------

     (a) Balance sheet as of Q1/2000
     (b) Adjusted for Goodwill, debt and shares issued
     (c) EBITDA and Interest LTM as of Q1/2000

========================================================= Georgia-Pacific [LOGO]

     New Target Debt Level Is In Line With Historical Financial Discipline
================================================================================

     [_]  New target debt level is $9.5 billion

          }    A consistent approach to the rating agencies

          } Target debt based on GP "bedrock cash flow" analysis demonstrates that even if bottom of cycle earnings were to occur across all product lines at the same time after deducting for maintenance capex and dividends, interest expense would be covered two times.

     [_] At this debt level, credit ratios equal or exceed current combined ratios

     [_]  Expect to reach target debt level in 3 years

========================================================= Georgia-Pacific [LOGO]

     Pro Forma Debt Outlook
================================================================================

                             Pro Forma Debt Levels
                        Georgia-Pacific and Fort James
                                $ in millions


                    1999    Dec 31,   2001    2002   2003   2004   2005
                             2000

                   10,500   15,800   11,000  10,000  9,800  9,800  9,800

========================================================= Georgia-Pacific [LOGO]

     Pro-Forma Permanent Capital Structure
================================================================================

     [_]  $9.5 billion in debt

     [_]  75% Fixed Rate/Long Term

     [_]  Day 1 Combined Debt = $16 billion

     [_] $1.5 billion in permanent financing required to reach the target structure

========================================================= Georgia-Pacific [LOGO]

     Historic And Combined Debt Coverage
================================================================================

                                EBITDA/Interest


                    8.0
                           6.95
                    7.0
                                                        6.00
                    6.0                                         5.41                           5.31   5.41
                                                                                        5.04
                    5.0                                                         4.96
EBITDA/Interest                           4.04                          4.08
Coverage            4.0           3.56           3.83

                    3.0

                    2.0

                    1.0

                    0.0

                           1995   1996    1997   1998   1999    2000E   2001E   2002E   2003E  2004E  2005E


                              G-P Standalone Results                         GP & FJ Pro-Forma Results
                                 1995 - 2000E                                     2001E - 20005E


========================================================= Georgia-Pacific [LOGO]

================================================================================


                                    Summary


================================================================================

     Summary
================================================================================

          ============================================================
              Georgia-Pacific will maintain its core values while
                      undergoing portfolio transformation
          ============================================================

     [_]  Generate more cash flow across all markets

     [_]  Customer driven

     [_]  Operational excellence

     [_]  Adding value through improving portfolio returns while reducing risk

========================================================= Georgia-Pacific [LOGO]

================================================================================


     Georgia-Pacific                                                  [LOGO]


================================================================================

                                             November 2000